UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 30, 2009

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

399 Park Avenue, New York, New York	10043

(Address of principal executive offices)	(Zip Code)
(212) 559-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K
Item 8.01 Other Events.
     Notice filed pursuant to Rule 135c under the Securities Act of 1933 relating to an issuance by Citigroup Inc. in the second quarter of 2009 made pursuant to Regulation S under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number
99.1	Rule 135c Notice relating to Citigroup’s EUR 1,500,000,000 7.375% notes due June 2014.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2009	CITIGROUP INC.

	By: Name:	/s/ Michael J. Tarpley Michael J. Tarpley
	Title:	Assistant Secretary

EXHIBIT INDEX
Exhibit Number
99.1	Rule 135c Notice relating to Citigroup’s EUR 1,500,000,000 7.375% notes due June 2014.